January 11, 2007

Auto Analysts of
New York Conference

Exhibit 99.1

Agenda

2006 Accomplishments

Bob Rossiter, Chairman and CEO

Operating Priorities

Doug DelGrosso, President and COO

2007 Outlook and Sales Backlog Update

Jim Vandenberghe, Vice Chairman and CFO

Major 2006 Accomplishments

Repositioned our product portfolio for future
success

Core DimensionTM  product and technology strategy

Continued to aggressively grow total Asian sales

Completed refinancing of near-term debt maturities

Significantly Strengthened The Company’s
Financial Flexibility And Competitive Position

Repositioned Our Product
Portfolio For Future Success*

         Seating

   Electronic
and Electrical

    Interior

Please see slide titled “Forward-Looking Statements” at the end of this presentation for further information.

Lear’s Product
Portfolio

2006 Initiatives

Outlook

Maintained superior quality levels

New product-focused organization

Increased technology focus

Further diversified sales mix

Restructuring actions

Increased low-cost sourcing

Cost and efficiency improvements

Agreements to contribute Lear’s
operations to IAC joint ventures

Retained minority interest

Core Products

Strategic Investment

Margins Improve

Further Global Consolidation;
Improving Financial Results

Core DimensionTM
Product And Technology Strategy

ComforTecTM

Climate Seat

Pneumatic Seat

Integrated Seat
Adjuster Module

RF Passive Entry

Car2UTM Home
Automation
System

RF CarFinder

Lear Flexible Seat
Architecture Gen 2

Quick Connect
Seat Assembly

Modular Rear Seat

Gateway Module

Passive / Smart
Junction Boxes

Solid-State Smart
Junction Box
Technology

Smart Trailer Tow
Module

Cushion Tilt 2nd
Row

Remote Release
2nd Row Easy
Entry

Thin Profile
Folding Rear

SmartFoldTM
3rd Row

ProTecTM PLuS

Adaptive Front
Light System

IntelliTire®

Car2UTM Two-
Way Remote
Keyless Entry

RF Vehicle
Immobilizer

EnviroTecTM

SoyFoamTM

Battery
Monitoring
System

DC/AC
Inverters

DC/DC
Converters

Premium
Audio
Amplifier

Family
Entertainment
System

TV Receiver
Analog

Lear Premium
Leather

Sculpted Seat
Technology

Trim Clip

Ambient Lighting

Flat Flexible
Cable

COMFORT &
CONVENIENCE

ENVIRONMETAL
SYSTEMS

INFOTAINMENT
SYSTEMS

FLEXIBILITY

SAFETY
SYSTEMS

CRAFTSMANSHIP

COMMONIZATION

Seating

Electronic and Electrical

Target Growth of 25% Annually
≈

ADVANCE RELENTLESSLY

2002

2003

2004

2005

2006

2007

Forecast

2010

Target

Continued To Aggressively
Grow Total Asian Sales **

Revenue in Asia and with
Asian Manufacturers*

Rapid Growth In Asian-Related Sales Led By Expanding
Relationships With Hyundai, Nissan And Toyota,
As Well As Growth In Emerging Markets Such As China

(in millions)

Consolidated

Non-consolidated

*   Total Asian-related sales target includes consolidated and non-consolidated sales.

**  Please see slide titled “Forward-Looking Statements” at the end of this presentation for further information.

$1,800

$1,200

$800

$2,200

$2,500

China

Korea &

India

Europe

Other Asia

North

America

Lear’s Targeted
Asian Sales by Major Market

$3,100

$1,000

$73 *

$600

$400

$300

$41

$1,700

$0

$500

$1,000

$1,500

$2,000

2007

2008

2009

2010

2011

2012

2013

2014

2015

2016

Term Loan

Public Bonds

Revolving Credit Facility

Lear’s Maturity Profile –  as of 12/31/06

($ in millions)

*  Assumes 12/31/06 Euro exchange rate of 1.32

Proven access to capital markets with recent debt and equity issuances

Liquidity remains strong; $1.7 billion revolver committed to 2010

Focused on maintaining a strong and flexible balance sheet

No Significant Debt Maturities Until 2010

Completed Refinancing
Of Near-Term Debt Maturities

Operating Priorities

World-class quality and customer service

Lowest cost supplier in Seating and Electrical Distribution

Increased focus on innovation and new technology

Continued sales diversification by customer, region and vehicle segment

Operating Priorities*

Please see slide titled “Forward-Looking Statements” at the end of this presentation for further information.

Return Business To Historic Levels Of
Operating Margins And Free Cash Flow

*     Please see slide titled “Forward-Looking Statements“ at the end of this presentation for further information.

LEAR CORPORATION

GM
Ford
TOYOTA
VOLVO
NISSAN
mazda
FIAT
HONDA
Mahindra

ADVANCE RELENTLESSLY

Operating Priorities
World-Class Quality And Customer Service

“Supplier of the Year for Seating Systems” (Global)

“Special Recognition for Customer Service” (Global)
“Outstanding Effort in Design Engagement” (Europe)

“Superior Supplier Diversity and Excellence in Quality” (North America)

“Supplier Award of Excellence” (Sweden)

“Excellence in Quality and Product Development” (Mexico)
“Best Quality and Among Top Three in Cost Reduction” (Brazil)

“Zero Defect Award” (Mexico)

“Value Engineering Award for Number of Ideas Submitted” (Japan)

“Best Supplier Award” (Russia)

“Supplier Cost Reduction Award” (Brazil)

“Superior Quality and Delivery” (Mexico)

“Best Performance in Product Development” (India)

China

  Guangzhou

TACLE JV – Nissan Seating

  Nanjing

Ford / Mazda – Seating

  Shanghai

Cadillac – Seating

CTO Center

Engineering Center

Seating Components

  Wuhu

Chery – Seating

    South Africa

  Seat Trim

   Turkey

   Seat Trim

India

Chennai

    BMW/Ford – Seating

    Hyundai – Seating

  Pune

    TATA – Seating

    Seating Components

  Nashik

    M&M/Renault – Seating

Halol

    GM – Seating

Slovakia

    Seating Components

Operating Priorities
Maintaining A Competitive Global Footprint*

Please see slide titled “Forward-Looking Statements” at the end of this presentation for further information.

             Mexico
 Piedras Negras

Seating Components (2)

Monclova

Seating Components

Honduras

     Wire Harnesses

England

    TACLE JV -
Nissan Seating

U.S. (Tennessee)

   TACLE JV-
Nissan Seating

New Lear Facilities in 2006 and 2007

Operating Priorities
Evolving Component Manufacturing Footprint*

27

16

35

41

2005

2007

2005

2007

Traditional

Low-Cost

Number of Component Facilities

Excluding Interior Business

Today 30% of Lear’s components
come from 20 low-cost countries
(LCC), including essentially all
wire harnesses and seat trim
covers

Targeting 45% content from LCC
with future sourcing of headrests
and increased portions of seat
frames and substructures, as well
as selected electronics

Please see slide titled “Forward-Looking Statements” at the end of this presentation for further information.

North America
Major 2007 Launches -- High Volume

Chevrolet Silverado

Premium Seating (Craftsmanship), including Lear’s
Flexible Architecture (Commonization) and Door Panels

Car2UTM Home Automation

(Comfort & Convenience)

GMC Sierra

BMW 3-Series Convertible

North America
Major 2007 Launches -- Premium Vehicle

Passive Junction Box
Module (Commonization)

Prefuse Battery Box
and Powerfuses
(Commonization)

Hifi Amplifier

(Infotainment)

Advanced Front

Lighting (Safety)

Premium Seating (Craftsmanship)

Light Electronics Module

(Commonization)

Terminals & Connectors
(Commonization)

Hyundai Veracruz

North America
Major 2007 Launches -- Asian

IntelliTire® (Safety)

Seating System (Flexibility)

North America
Major 2007 Launches -- Crossover Entries

Acura MDX

Wire Harnesses (Commonization)

Ford Edge / Lincoln MKX

IntelliTire® (Safety)

Ford Escape / Mercury Mariner

Wire Harnesses (Commonization)

Honda CR-V – Wire Harnesses (Commonization)

Saturn VUE – Seating (Flexibility)

BMW X5 SAV – Premium Seating (Craftsmanship),

Electronics and Family Entertainment System (Infotainment)

Europe And Rest Of World
Major 2007 Launches

Europe

Rest of World

BMW 3-Series M-Sport

      Seating, Electronics

Fiat Bravo

      Seating

Ford Mondeo

      Seating (first common seat architecture program
   in Europe)

Jaguar S-Type

      Seating, Overhead System

Mercedes C-Class

      Seating

Nissan Qashqai

      Seating, Electrical Distribution

Volvo V70

      Seating

Chang’an CV6, CV8, CV11, CM5 (China)

      Seating

Fiat Punto (Brazil)

      Seating, Electrical Distribution

Ford Mondeo (China)

      Seating, Door Panels, Overhead System

Hyundai Santro Minicar (India)

      Seating

Mahindra Scorpio (India)

      Seating

Nissan Geniss MPV and Sylphy Sedan (China)

      Seating

PSA B53 (Argentina)

      Seating, Electrical Distribution

Cadillac SLS (China)

Seating, Door Panels, Flooring & Acoustics

Audi A4
Seating, Electronics

LEAR CORPORATION

EnviroTec
Environmental Systems

ADVANCE RELENTLESSLY

Operating Priorities
Innovation - SoyFoam™

SoyFoam™ is a soybean oil-based flexible foam material for use in automotive applications

Lear, working in partnership with Ford, has developed market-ready seating applications for SoyFoam™

- Lear Markets SoyFoam™ and Other Environmentally-Friendly
 Automotive Interior Products Under the EnviroTec™ Trade Name

Advantages of SoyFoam™

Lower environmental impact to produce

Up to 24% renewable vs. traditional non-renewable
petroleum-based foam

Reduces dependency on volatile energy markets

Potential for reducing automotive seating foam
costs as use reaches critical mass

Operating Priorities
Innovation - Solid-State Smart Junction Box

A Smart Junction Box (SJB) is the main hub of a vehicle’s electrical system

SJBs control power to electrical features, such as power windows, power door locks, lighting, instrumentation and audio/visual systems

Advantages of Solid-State SJB

50% to 80% reduction in volume

70% reduction in weight

Increased packaging flexibility

5% to 20% reduction in cost

Improved reliability and durability

Enhanced diagnostics capability

S

M

A

R

T

J

U

N

C

T

I

O

N

B

O

X

Current

Solid-State

2007 Outlook and Sales
Backlog Update

2007 Outlook
Industry Production Key Assumptions*

2006 Estimate

2007 Outlook

North American Production

Total Industry

15.3 mil

About Flat

Big Three

10.2 mil

Down  2%

European Production

Total Industry

19.0 mil

Up  1%

Lear's Top 5 Customers

9.6 mil

About Flat

Euro

$1.25 / Euro

$1.30 / Euro

Please see slide titled “Forward-Looking Statements” at the end of this presentation for further information.

2007 Outlook
Key Lear Factors Turn Positive*

Please see slide titled “Forward-Looking Statements” at the end of this presentation for further information.

A Number Of Lear Factors Turn Positive In 2007

Definitive direction for Interior business

Continued sales diversification

Growth in Asia and with Asian manufacturers globally

Improved launch efficiency and lower launch-related costs

Potential for moderation in commodity costs

Increasing savings from global restructuring actions

$104

2007 Outlook
Global Restructuring Initiative*

Lear's major restructuring initiative was launched in mid-2005 in response to depressed industry conditions, changing market trends and significant customer restructuring actions and is expected to be completed in 2007

On track to close 15 facilities, consolidate numerous administrative centers and reduce census by 5% or more and increase sourcing and engineering in low-cost countries

*      Please see slide titled “Forward-Looking Statements” at the end of this presentation for further information.

$100

Ongoing
Annual

Estimated Annual Savings
(in millions)

Restructuring Investments
(in millions)

2007
Outlook

2006
Estimate

2007
Outlook

2006
Estimate

2005

$100

$100

$70

$125

2007 Outlook
Assessment Of Key Financials*

Assuming an industry production environment that is roughly in line with 2006. . . we see the following outlook for 2007:

Within our core Seating and Electronic and Electrical businesses:

Global new business of about $800 million,

Seating margins continue to improve to the mid-5% level, excluding restructuring costs and other special items,

Electronic and Electrical margins improve during the course of the year to the 5.5% to 6% range, also excluding restructuring costs and other special items,

Capital spending is expected to be approximately $250 million and

Free cash flow is expected to be solidly positive.

Please see slides titled “Non-GAAP Financial Information” and “Forward-Looking Statements” at the
end of this presentation for further information.

*

2007 Outlook
Net Sales – Core Businesses**

  $800 million of new Seating
and Electronic and Electrical
business

Roughly flat industry volume

Slightly negative platform mix

Favorable foreign exchange,
primarily stronger Euro

2007 Net Sales Outlook

Net Sales – Core Businesses*

(in billions)

*   Excludes Interior business:

    - 2005   $3.1 billion

    - 2006   Approximately $3.2 billion

**   Please see slides titled “Non-GAAP Financial Information” and “Forward Looking Statements” at the end of this presentation for further  information.

$14.0

$14.5

$15.0

2005

2006
Estimate

2007
Outlook

Margin Improvement Actions
For Core Businesses*

Seating Business

New global Seating business

Selective vertical integration (e.g.,
seat structures, trim and foam)

Savings from restructuring actions

Ongoing cost and efficiency actions

Commercial/commodity negotiations

New products and technology

*   Please see slides titled “Forward Looking Statements” at the end of this presentation for further information.

Savings from restructuring actions

Copper cost recovery

Ongoing cost and efficiency actions

Increased low-cost sourcing

Proprietary products and technology

Electronic & Electrical Business

To offset the adverse impact of unfavorable platform mix and a continued
challenging pricing environment, we are implementing the following actions:

2007 Outlook
Core Operating Earnings – Core Businesses**

New global business

Improving Margins

Lower launch activity and cost

Restructuring savings

Moderating commodity prices

Adverse platform mix

Challenging pricing environment

2007 Core Operating
Earnings Outlook

Core Operating Earnings*

(Core Businesses)

*   Excludes Interior Business:

    - 2005   $(77) million

    - 2006   Approximately $(175) million

**   Core Operating Earnings reflects income before interest, other expense, income taxes, impairments, restructuring costs and other special items.
      Please see slides titled “Non-GAAP Financial Information” and “Forward Looking Statements” at the end of this presentation for further information.

(in millions)

$401

$520 - $550

$560 - $600

2005

2006
Guidance

2007
Outlook

Sales Backlog Update*

$0.8

$1.4

For a definition of sales backlog and underlying backlog development assumptions, please see slide titled “Forward-Looking
Statements” at the end of this presentation.

2007 – 2009 Sales Backlog

Three-year sales backlog down from
recent levels, reflecting:

Majority of Lear’s North American
production volume recently changed
over to new models

Evolving business model, with fewer
pass-through sales and increased
emphasis on components

Downsizing by the Big Three

N.A. market shift away from pickups
and large SUVs

Composition of sales backlog is also
changing, reflecting:

Increased importance of
non-consolidated sales from strategic
joint ventures

Key sourcing decisions over planning
horizon still open

(in billions)

New Business in Asia and with
Asian Manufacturers Globally.

Base

Sales Backlog

Base Plus
Non-Consolidated

Sales Backlog

Q and A Session

In addition to the results reported in accordance with accounting principles generally accepted in the United States (“GAAP”) included throughout this presentation, the Company has provided information regarding certain non-GAAP financial measures. These measures include “core operating earnings – core businesses” (income before interest, other expense, income taxes, impairments, restructuring costs and other special items),  “net sales – core businesses”  and “free cash flow.”  Free cash flow represents net cash provided by operating activities before the net change in sold accounts receivable, less capital expenditures. The Company believes it is appropriate to exclude the net change in sold accounts receivable in the calculation of free cash flow since the sale of receivables may be viewed as a substitute for borrowing activity.

Management believes that the non-GAAP financial measures used in this presentation are useful to both management and investors in their analysis of the Company’s financial position and results of operations. In particular, management believes that core operating earnings –
core businesses and net sales – core businesses are useful measures in assessing the Company’s financial performance by excluding certain items that are not indicative of the Company’s core operating earnings or that may obscure trends useful in evaluating the
Company’s continuing operating activities.  Management also believes that these measures are useful to both management and investors in their analysis of the Company’s results of operations and provide improved comparability between fiscal periods.  Management believes that free cash flow is useful to both management and investors in their analysis of the Company’s ability to service and repay its debt.  Further, management uses these non-GAAP financial measures for planning and forecasting in future periods.

These non-GAAP financial measures should not be considered in isolation or as substitutes for net income (loss), pretax income (loss), cash provided by operating activities or other income statement or cash flow statement data prepared in accordance with GAAP or as measures of profitability or liquidity.  In addition, the calculation of free cash flow does not reflect cash used to service debt and therefore, does not reflect funds available for investment or other discretionary uses.  Also, these non-GAAP financial measures, as determined and presented by the Company, may not be comparable to related or similarly titled measures reported by other companies.

Set forth on the following slides are reconciliations of historical non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP.  Given the inherent uncertainty regarding special items and the net change in sold accounts receivable in any future period, a reconciliation of forward-looking financial measures is not feasible.  The magnitude of these items, however, may be significant.

Non-GAAP Financial Information

Non-GAAP Financial Information

2005

Subtotal -

Electronic and

Corporate

Core

(in millions)

Seating

Electrical

and Other

Businesses

Interior

Consolidated

Net sales

11,035.0

$

2,956.6

$

-

$

13,991.6

$

3,097.6

$

17,089.2

$

Segment earnings

323.3

$

180.0

$

(206.8)

$

296.5

$

(191.1)

$

105.4

$

Fixed asset impairment charges

-

-

-

82.3

82.3

Costs related to restructuring actions

33.0

39.0

2.0

74.0

32.3

106.3

Litigation charges

30.5

-

30.5

-

30.5

Adjusted segment earnings

(core operating earnings)

386.8

$

219.0

$

(204.8)

$

401.0

$

(76.5)

$

324.5

$

Reconciliations of net sales – core businesses
and core operating earnings – core businesses

Non-GAAP Financial Information

(in millions)

2005

Seating

$     323.3

Electronic and Electrical

        180.0

Interior

       (191.1)

Segment earnings

312.2

$

Corporate and geographic headquarters and

elimination of intercompany activity

       (206.8)

Income before goodwill impairment charge,

    interest, other expense and income taxes

$     105.4

Goodwill impairment charge

     1,012.8

Interest expense

        183.2

Other expense, net

          38.0

Loss before income taxes and cumulative effect

of a change in accounting principle

$  (1,128.6)

Reconciliation of segment earnings to
loss before income taxes and cumulative effect of a
change in accounting principle

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding anticipated financial results and liquidity.  Actual results may differ materially from anticipated results as a result of certain risks and uncertainties, including but not limited to, general economic conditions in the markets in which the Company operates, including changes in interest rates or currency exchange rates, the financial condition of the Company’s customers or suppliers, fluctuations in the production of vehicles for which the Company is a supplier, disruptions in the relationships with the Company’s suppliers, labor disputes involving the Company or its significant customers or suppliers or that otherwise affect the Company, the Company’s ability to achieve cost reductions that offset or exceed customer-mandated selling price reductions, the outcome of customer productivity negotiations, the impact and timing of program launch costs, the costs and timing of facility closures, business realignment or similar actions, increases in the Company’s warranty or product liability costs, risks associated with conducting business in foreign countries, competitive conditions impacting the Company’s key customers and suppliers, raw material costs and availability, the Company’s ability to mitigate the significant impact of increases in raw material, energy and commodity costs, the outcome of legal or regulatory proceedings to which the Company is or may become a party, unanticipated changes in cash flow, including the Company’s ability to align its vendor payment terms with those of its customers, the finalization of the Company’s restructuring strategy and other risks described from time to time in the Company’s Securities and Exchange Commission filings. In particular, the Company’s financial outlook for 2007 is based on several factors, including the Company’s current vehicle production and raw material pricing assumptions.  The Company’s actual financial results could differ materially as a result of significant changes in these factors.  In addition, the Company’s agreement to contribute essentially all of its North American interior business to IAC North America is subject to various conditions, including the receipt of required third-party consents, as well as other closing conditions customary for transactions of this type.  No assurances can be given that the proposed transaction will be consummated on the terms contemplated or at all.

This presentation also contains information on the Company’s sales backlog.  The Company’s incremental sales backlog reflects:
anticipated net sales from formally awarded new programs and open replacement programs, less phased-out and cancelled programs.
The calculation of backlog does not reflect customer price reductions on existing or newly awarded programs.  The backlog may be impacted by various assumptions embedded in the calculation, including vehicle production levels on new and replacement programs, foreign exchange rates and the timing of major program launches.  Lear’s 2007 – 2009 sales backlog is based on an exchange rate of
$1.30/per Euro and the following industry production assumptions: in North America, 15.3 million units in 2007; 15.7 million in 2008 and
16 million in 2009 and, in Europe, 19.1 million units in 2007; 19.5 million in 2008 and 19.9 million in 2009.

The forward-looking statements in this presentation are made as of the date hereof, and the Company does not assume any obligation to update, amend or clarify them to reflect events, new information or circumstances occurring after the date hereof.